Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders



Nuveen Michigan Premium Income Municipal Fund, Inc.
33-51162
811-7116


The annual meeting of shareholders was held on November 30, 2009. The meeting was subsequently adjourned to January 12, 2010. At this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental
Investment Policies and the approval of new
Fundamental Investment Policies.

Voting results are as follows:

<c>To approve the elimination of the
fundamental policy relating to
commodities.
<c>Common and MuniPreferred
shares voting together as a
class
<c>  MuniPreferred shares voting
together as a
class
   For
               3,991,905
                    1,344
   Against
                  352,972
                       221
   Abstain
                  198,423
                           3
   Broker Non-Votes
               1,069,061
                          -
      Total
               5,612,361
                    1,568



To approve the new fundamental policy
relating to commodities.


   For
               3,958,211
                    1,344
   Against
                  368,951
                       221
   Abstain
                  216,138
                           3
   Broker Non-Votes
               1,069,061
                          -
      Total
               5,612,361
                    1,568



To approve the elimination of the
fundamental policies relating to derivative and short sales.


   For
               4,014,880
                    1,412
   Against
                  317,423
                       150
   Abstain
                  210,997
                           6
   Broker Non-Votes
               1,069,061
                          -
      Total
               5,612,361
                    1,568



To approve the elimination of the
fundamental policies prohibiting
investment in other investment companies.


   For
               4,000,871
                    1,344
   Against
                  316,686
                       219
   Abstain
                  225,743
                           5
   Broker Non-Votes
               1,069,061
                          -
      Total
               5,612,361
                    1,568





